LIVANOVA PLC
AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENT

This Amendment, dated and effective as of February 17, 2016 (this “Amendment”), is made by and between LivaNova PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), and André-Michel Ballester, the Chief Executive Officer of the Company (the “Participant”), and amends that certain Restricted Stock Unit Award Grant Notice (the “Grant Notice”), dated November 18, 2015, and that certain Restricted Stock Unit Award Agreement, dated November 18, 2015 (the “Award Agreement”), between the Company and the Participant. Any term capitalized but not defined in this Amendment shall have the meaning set forth in the Award Agreement or the Sub-Plan (as defined below).
WHEREAS, the Company granted the Participant 89,174 RSUs under the Company’s 2015 Incentive Award Sub-Plan (the “Sub-Plan”), pursuant to the Grant Notice and the Award Agreement;
WHEREAS, the Company desires to amend the Award Agreement to provide that the vesting of the RSUs will fully accelerate upon a Change in Control, subject to the terms herein;
WHEREAS, Section 3.8 permits the Award Agreement to be amended without the consent of the Participant if the amendment does not adversely affect the RSUs in any material way;
WHEREAS, this Amendment does not adversely affect the RSUs;
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendment. Notwithstanding anything to the contrary in the Grant Notice or the Award Agreement, in the event of a Change in Control that occurs following the Grant Date, the RSUs, to the extent not otherwise vested immediately prior to such Change in Control, shall become fully vested and exercisable immediately prior to, but subject to the consummation of, such Change in Control, subject to the Participant’s continuous employment with or service to the Company or a Subsidiary through such Change in Control.
2.    Entire Agreement. The Grant Notice and the Award Agreement, as amended by this Amendment, contain the entire agreement between the parties with respect to the subject matter thereof and hereof. Except as amended hereby, all of the terms, provisions and conditions of the Grant Notice and the Award Agreement are hereby ratified and confirmed and shall remain in full force and effect pursuant to their terms.
3.    Counterparts. The parties may execute this Amendment in one or more counterparts, all of which together shall constitute but one agreement.

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IN WITNESS WHEREOF, the Company has duly executed this Amendment as of the date first written above.

LIVANOVA PLC

By:
Brian Sheridan
Sr. Vice President & General Counsel

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